                                                                    EXHIBIT 10.7

                                AMENDMENT TO THE
                             GAS PURCHASE AGREEMENT
                                DATED MAY 3, 1994


     THIS AMENDMENT (the "July 1999 Amendment"), made and entered into as of the 1st day of July 1999, between Dominion Black Warrior Basin, Inc. ("Seller") and Sonat Marketing Company L.P. ("Buyer").

                                   WITNESSETH

     WHEREAS, Buyer and Seller entered into a Gas Purchase Agreement dated May 3, 1994, as amended by Amendments dated April 1, 1996, May 16, 1996, and April 9, 1998 ("the 1994 Agreement"); and

     WHEREAS, Buyer and Seller desire to further amend the 1994 Agreement to establish Floor and Ceiling Prices for a given quantity and a fixed price for an equal quantity and related procedures to be effective during the calendar year 2000;

     NOW THEREFORE, in consideration of the premises and mutual covenants contained herein, the parties hereby mutually understand and agree as follows:

         1. Section 2.1 of the 1994 Agreement shall be deleted in its entirety and the following Section 2.1 substituted therefor:

         2.1 Subject to the terms and conditions hereinafter set forth, commencing on the Effective Date, Seller agrees to sell and deliver, and Buyer agrees to purchase and receive one hundred percent (100%) of the gas produced in the Field attributable to Seller's interest therein as described on Exhibit A hereto. On Revised Exhibit B attached hereto, Seller has designated for each month of the primary term hereof commencing on the Effective Date, the projected production for such month (the "Monthly Base Quantity"). Any gas produced during a month in excess of the Monthly Base Quantity shall be deemed the "Excess Quantity".

          2. Effective January 1, 2000 through December 31, 2000, Sections 4.1,
4.2 and 4.3 of the 1994 Agreement shall be deleted in its entirety and the following Sections 4.1, 4.2 and 4.3 shall be substituted therefor:

          4.1 The price payable by Buyer for each MMBtu of Monthly Base quantity purchased hereunder during each month of the primary term hereof commencing on January 1, 2000 shall be divided into two categories, a Fixed Price Quantity and an Index Price Quantity, as described in Revised Exhibit D hereto. The price for each MMBtu of Fixed Price Quantity shall be $2.45 per MMBtu (the "Monthly Fixed Contract Price"). The price for each MMBtu of Index Price Quantity shall be the sum of (a) the price published in the price table dated the first
          (1st) day of the applicable month by Inside F.E.R.C.'s Gas Market Report for "Prices of Spot Gas Delivered to Pipelines" "Southern Natural Gas Co." "Louisiana" "Index" (the "Index Price") and (b) a Premium per MMBtu as described below (the "Monthly Index Contract Price"):

                    Index Price                      Premium
                    ($/MMBtu)                       ($/MMBtu)
                    ---------                       ---------
                    Below 2.00                          0.050
                    2.00 - 2.25                         0.060
                    2.26 - 2.50                         0.065
                    Above 2.50                          0.070

          4.2 The above Section 4.1 notwithstanding, the Index Price component of the Monthly Index Contract Price payable during each month shall, in no event, be less than $2.20 per MMBtu (the "Floor Price"), nor more than $2.82 per MMBtu (the "Ceiling Price"); provided, however, that the Premium shall be based on the actual Index Price regardless whether such Index Price falls below the Floor Price.

          4.3 The price payable by Buyer for each MMBtu of Excess Quantity during the primary term hereof commencing on January 1, 2000 shall be the sum of the Index Price and $.02 per MMBtu (the "Excess Quantity Contract Price").

          3. Exhibit B is deleted in its entirety and the attached Revised Exhibit B is substituted therefor.

          4. Exhibit D is deleted in its entirety and the attached Revised Exhibit D is substituted therefor and is effective during the calendar year 2000 only.

          IN WITNESS WHEREOF, the parties hereto have executed this July 1999 Amendment in duplicate originals as of date hereinabove first written.

         Witness:                           SONAT MARKETING COMPANY L.P.

                                            By   /s/ Edward J. Crenshaw
         --------------------------              -------------------------------
                                                 Edward J. Crenshaw
         --------------------------              Vice President - Marketing

         Witness:                           DOMINION BLACK WARRIOR BASIN, INC.

                                                 /s/ G.E. Lake, Jr.
                                                 -------------------------------
                                                 G.E. Lake, Jr.

                                REVISED EXHIBIT B
                               DATED JULY 1, 1999
                                     TO THE
                             GAS PURCHASE AGREEMENT
                                     BETWEEN
                       DOMINION BLACK WARRIOR BASIN, INC.
                                       AND
               SONAT MARKETING COMPANY L.P., SUCCESSOR-IN-INTEREST
                           TO SONAT MARKETING COMPANY
                                      DATED
                                   MAY 3, 1994

             Month/Year                       Monthly Base Quantity
             ----------                       ---------------------
               Jun-94                              2,049,266
               Jul-94                              2,024,890
               Aug-94                              1,997,383
               Sep-94                              1,973,850
               Oct-94                              1,951,089
               Nov-94                              1,927,251
               Dec-94                              1,906,933
               Jan-95                              1,885,876
               Feb-95                              1,863,385
               Mar-95                              1,843,489
               Apr-95                              1,823,962
               May-95                              1,805,450
               Jun-95                              1,787,173
               Jul-95                              1,771,348
               Aug-95                              1,756,032
               Sep-95                              1,740,875
               Oct-95                              1,726,083
               Nov-95                              1,711,675
               Dec-95                              1,698,140
               Jan-96                              1,685,535
               Feb-96                              1,673,928
               Mar-96                              1,663,482
               Apr-96                              1,652,832
               May-96                              1,643,705
               Jun-96                              1,633,814
               Jul-96                              1,625,079
               Aug-96                              1,614,930
               Sep-96                              1,604,315
               Oct-96                              1,593,147
               Nov-96                              1,581,881
               Dec-96                              1,571,915
               Jan-97                              1,562,875


             Month/Year                     Monthly Base Quantity
             ----------                     ---------------------
               Feb-97                               1,554,163
               Mar-97                               1,540,578
               Apr-97                               1,525,042
               May-97                               1,510,269
               Jun-97                               1,494,454
               Jul-97                               1,477,976
               Aug-97                               1,461,398
               Sep-97                               1,444,593
               Oct-97                               1,427,214
               Nov-97                               1,408,676
               Dec-97                               1,389,533
               Jan-97                               1,368,701
               Feb-98                               1,342,469
               Mar-98                               1,319,441
               Apr-98                               1,296,269
               May-98                               1,272,573
               Jun-98                               1,249,204
               Jul-98                               1,225,774
               Aug-98                               1,201,433
               Sep-98                               1,178,126
               Oct-98                               1,154,755
               Nov-98                               1,131,388
               Dec-98                               1,109,349
               Jan-99                               1,198,000
               Feb-99                               1,171,000
               Mar-99                               1,136,000
               Apr-99                               1,140,000
               May-99                               1,106,000
               Jun-99                               1,094,000
               Jul-99                               1,096,000
               Aug-99                               1,071,000
               Sep-99                               1,053,000
               Oct-99                               1,045,000
               Nov-99                               1,007,000
               Dec-99                               1,008,000
               Jan-00                               1,200,000
               Feb-00                               1,200,000
               Mar-00                               1,200,000
               Apr-00                               1,200,000
               May-00                               1,150,000
               Jun-00                               1,150,000
               Jul-00                               1,150,000
               Aug-00                               1,150,000


              Month/Year                     Monthly Base Quantity
              ----------                     ---------------------
                Sep-00                               1,100,000
                Oct-00                               1,100,000
                Nov-00                               1,100,000
                Dec-00                               1,100,000
                Jan-01                               1,050,000
                Feb-01                               1,050,000
                Mar-01                               1,050,000
                Apr-01                               1,050,000
                May-01                               1,000,000
                Jun-01                               1,000,000
                Jul-01                               1,000,000
                Aug-01                               1,000,000
                Sep-01                                 950,000
                Oct-01                                 950,000
                Nov-01                                 950,000
                Dec-01                                 950,000

                                REVISED EXHIBIT D
                               DATED JULY 1, 1999
                                     TO THE
                             GAS PURCHASE AGREEMENT
                                     BETWEEN
                       DOMINION BLACK WARRIOR BASIN, INC.
                                       AND
               SONAT MARKETING COMPANY L.P., SUCCESSOR-IN-INTEREST
                           TO SONAT MARKETING COMPANY
                                      DATED
                                   MAY 3, 1994

                                  Fixed Price Quantities        Index Quantities
             Month/Year                  (MMBtu)                    (MMBtu)
             ----------           ----------------------        ----------------
               Jan-00                    600,000                    600,000
               Feb-00                    600,000                    600,000
               Mar-00                    600,000                    600,000
               Apr-00                    600,000                    600,000
               May-00                    575,000                    575,000
               Jun-00                    575,000                    575,000
               Jul-00                    575,000                    575,000
               Aug-00                    575,000                    575,000
               Sep-00                    550,000                    550,000
               Oct-00                    550,000                    550,000
               Nov-00                    550,000                    550,000
               Dec-00                    550,000                    550,000